UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT
REPORTED): AUGUST 12, 2013

Commission file number: 333-178624

DNA PRECIOUS METALS, INC.
 (Exact name of Registrant as Specified in its Charter)

Nevada	37-1640902
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9125 rue Pascal Gagnon, Suite 204, Saint Leonard, Quebec, Canada HIP IZ4

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(514) 852-2111

(REGISTRANT’S TELEPHONE NUMBER)

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:
Tony J. Giuliano, CFO
DNA Precious Metals, Inc.
9125 Pascal Gagnon, Suite 204
Saint Leonard, Quebec, Canada H1P 1Z4
Office: (514) 852-2111
Fax: (514) 852-2221
Email: tony.giuliano@dnapreciousmetals.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

References to DNA Precious Metals, Inc., a Nevada corporation, are referred to herein as “we”, “our” or “us”, unless the context provides for otherwise.

Item 5.02 Departure of Directors; Election of Directors;

Election of Directors:

On August 12, 2013, our Board of Directors appointed Ronald K. Mann, our Chief Executive Officer, as Chairman of the Board.  Also, on August 12, 2013, our Board of Directors nominated and accepted the following persons as our new Directors:

a)	G.E. (Ted) Creber, Q.C. - Director
b)	Garfield (Gary) J. Last – Director

Departure of Directors

On August 12, 2013, we also accepted the resignations of the following persons who were Directors:

a)	James Chandik
b)	Yves Gagnon
c)	Tony Giuliano

Biographical Information

G.E. (Ted) Creber, Q.C.

Mr. Creber has been an investor in, and is involved in management of, several private Canadian companies for over 40 years.

Previously, he was the Managing Director and President of George Weston Limited, currently one of North America’s largest food processing and distribution groups, located in Toronto, Canada.  Also previously, Mr. Creber was the President/Chief Executive Officer of Consumers Gas Company (n/k/a Enbridge), currently owning and operating Canada’s largest natural gas distribution company located in Toronto, Canada.  Mr. Creber previously served as a Director of a number of major Canadian companies including among others, George Weston Limited, Loblaw Groceterias Inc., currently Canada’s largest food retailer, Home Oil of Canada Limited, which was acquired by Consumers Gas, Canada Trust Company (now part of the Toronto Dominion Bank) headquartered in Toronto, Canada with offices around the world and offering a full range of financial products and services, Union Oil Company of Canada, a large oil production company,  Burns Foods Limited, one of Canada’s largest meat processing companies, International Pursuit Corporation , a mineral exploration company, and World Point Terminals Inc., an operator of petroleum products terminals.

In 2008 Mr. Creber was a Director of Yukon Gold Corp., a mineral exploration company.

Mr. Creber graduated from the University of Toronto with a degree in political science and economics and from Osgoode Hall with a degree in law.  He was appointed a Queen's Counsel in 1965.  He has practiced law in the field of corporate and securities law with several major Canadian law firms.

Garfield (Gary) J. Last

From 2008 to present, Mr. Last has been the President of Mind and Management Corporation, Turks & Caicos, BWI, a company which provides Director and Officer services for Investment Companies resident in the Turks & Caicos Islands, British Virgin Islands and Bermuda. Mr. Last has been a Director and Officer of significant private companies for over 40 years.  From 1982 to 1986, Mr. Last was the President and Director of Barrick Gold Corporation, currently the world’s largest gold producer, located in Toronto, Canada.  Mr. Last received a Bachelor of Engineering (Chem) Degree from the University of Saskatchewan. He is a Registered Professional Engineer in the Province of Alberta, Canada.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2013

DNA PRECIOUS METALS, INC.

/s/ Ronald K. Mann
By: Ronald K. Mann, President & Chief
Executive Officer

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